UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Dec. 21, 2012 (Dec. 20, 2012)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) The Bylaws of the Company have been amended, effective December 20, 2012, by revising Article IV, Section 4 (Age Limitation of Directors) to increase the mandatory retirement age for directors (other than the Chairman of the Board) from age 72 to age 76, and for the Chairman of the Board from age 78 to age 80.

A copy of this amendment is being filed herewith as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(d) The following Exhibit is submitted herewith.

Exhibit No.	Description

3.2	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: December 21, 2012	By:	/s/ Robert E. Trautmann
(Signature)

	Name:	Robert E. Trautmann
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

3.2	Amendment to Bylaws	3.2-1